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                                                                    Exhibit 23.2

                      [Letterhead of Arthur Andersen LLP]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 9, 1998 included in Charles E. Smith Residential Realty, Inc.'s previously filed Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                                     /s/ARTHUR ANDERSEN LLP
                                                     ----------------------
                                                     ARTHUR ANDERSEN LLP

Washington, D.C.
August 12, 1998